EXHIBIT 32.1

                                  CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of Inn of the Mountain Gods Resort and Casino (the "Company") does hereby certify with respect to the Annual Report of the Company on Form 10-K for the period ended April 30, 2004 (the "Report") that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: July 29, 2004                        By: /s/ Michael French
                                            -----------------------------------
                                            Michael French
                                            Chief Executive Officer



Dated: July 29, 2004                        By: /s/ Richard Williams
                                            ------------------------------------
                                            Richard Williams
                                            Chief Financial Officer


The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.